          As filed with the Securities and Exchange Commission on March 28, 2003
                                                   Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                             COMPUTER HORIZONS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   ----------




                                            49 OLD BLOOMFIELD AVENUE
            NEW YORK                        MOUNTAIN LAKES, NEW JERSEY                13-2638902
(STATE OR OTHER JURISDICTION OF                      07046-1495                     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      IDENTIFICATION NUMBER)

              COMPUTER HORIZONS CORP. EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)

                              MR. WILLIAM J. MURPHY
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             COMPUTER HORIZONS CORP.
                            49 OLD BLOOMFIELD AVENUE
                      MOUNTAIN LAKES, NEW JERSEY 07046-1495
                                 (973) 299-4000
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:
                               R. MAX CRANE, ESQ.
                SILLS CUMMIS RADIN TISCHMAN EPSTEIN & GROSS, P.A.
                              ONE RIVERFRONT PLAZA
                          NEWARK, NEW JERSEY 07052-5400
                                 (973) 643-7000

                         CALCULATION OF REGISTRATION FEE

                                                                         PROPOSED
                                                                         MAXIMUM          PROPOSED
                                                         MAXIMUM         OFFERING         MAXIMUM        AMOUNT OF
                                                       AMOUNT TO BE     PRICE PER        AGGREGATE     REGISTRATION
        TITLE OF SECURITIES TO BE REGISTERED            REGISTERED        SHARE        OFFERING PRICE       FEE
        ------------------------------------            ----------        -----        --------------       ---

 Employee Stock Purchase Plan Common Stock, $0.10
                       par value                        3,500,000        $2.98(1)       $10,430,000       $843.79

(1) The exercise price of $2.98 per share is estimated in accordance with Rule 457(h) under the Securities Act of 1933, as amended ("Securities Act"), solely for the purpose of computing the amount of the registration fee and is equal to the average of the high and low sales price of a share of Computer Horizons Corp. Common Stock as reported by the Nasdaq National Market on March 25, 2003.

      With respect to the Shares hereby registered under the Computer Horizons Corp. Employee Stock Purchase Plan, the Registrant's Registration Statement on Form S-8 as filed with the Commission on March 17, 1999 (File No. 333-74579) referred to as the "Prior Form S-8", is incorporated herein by reference. Unless otherwise specified, capitalized terms herein shall have the meanings ascribed to them in the Prior Form S-8.

      The Company is registering 3,500,000 shares of its Common Stock under this Registration Statement. Under the Prior Form S-8, the Company previously registered 500,000 shares of its Common Stock for issuance under the Computer Horizons Corp. Employee Stock Purchase Plan.

                                   * * * * * *

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

                                ITEM 8. EXHIBITS.
                                 ------ --------

     EXHIBIT
     NUMBER                                            DESCRIPTION
     ------                                            -----------
      23.1                       Consent of Grant Thornton LLP Independent Auditors.

      24.1                       Power of Attorney (see page II-2 attached hereto).

      99.1*                      Computer Horizons Corp. Employee Stock Purchase Plan.

------------
* Incorporated by reference to the Registrant's Registration Statement on Form S-8 (File No. 333-74579), as filed with the Securities and Exchange Commission on March 17, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain Lakes, State of New Jersey, on this 28th day of March, 2003.

                                                     COMPUTER HORIZONS CORP.

                                              By:    /s/ WILLIAM J. MURPHY
                                                    -------------------------
                                                     William J. Murphy
                                                     President and Chief
                                                     Executive Officer


                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William J. Murphy and Michael J. Shea and each one of them, acting individually and without the other, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                                            TITLE                             DATE
                   ---------                                            -----                             ----

             /s/ William J. Murphy                      President and Chief Executive Officer         March 28, 2003
     ----------------------------------                 (Principal Executive Officer) and Director
               William J. Murphy

              /s/ Michael J. Shea                   Chief Financial Officer (Principal Financial      March 28, 2003
     ----------------------------------                                 Officer)
                Michael J. Shea

               /s/ Kristin Evins                      Controller (Principal Accounting Officer)        March 28, 2003
     ----------------------------------
                 Kristin Evins

              /s/ Thomas J. Berry                               Chairman of the Board                  March 28, 2003
     ----------------------------------
                Thomas J. Berry

             /s/ William M. Duncan                                    Director                         March 28, 2003
     ----------------------------------
              William M. Duncan

              /s/ Rocco J. Marano                                     Director                         March 28, 2003
     ----------------------------------
                Rocco J. Marano







             /s/ William J. Marino                                    Director                         March 28, 2003
     ----------------------------------
               William J. Marino

                /s/ Earl Mason                                        Director                         March 28, 2003
     ----------------------------------
                  Earl Mason
